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                                                                   Exhibit 10.14

                                LETTER AGREEMENT
                                   GCT-026/98

This Letter of Agreement GCT-026/98 ("Agreement") dated June ___, 1998 is an agreement between SOLITAIR CORP. ("Buyer") with its principal place of business at Greenwich, Connecticut, and Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer"), with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil, relating to Purchase Agreement GCT-025/98 (the "Purchase Agreement") for the purchase by Buyer of ten (10) new EMB-145 LR aircraft (the "Aircraft").

This Agreement constitutes an amendment and modification of the Purchase Agreement, and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer agree as follows:

1.    [*]

      A. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


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      B. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      C. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


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      D. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.    [*]

      For a period beginning on the date of execution of the Purchase Agreement and ending [*] after delivery of the last Option Aircraft, [*] shall be permitted to purchase Aircraft or Option Aircraft from Embraer [*].

3.    AIRCRAFT TO BE OPERATED IN OTHER COUNTRIES

      Embraer shall manufacture Aircraft in accordance with the requirements of the United Kingdom's Civil Aeronautic Authority ("CAA"), subject to the conditions and limitations imposed by such authority, at no extra cost to Buyer, provided that Buyer gives Embraer notice of such requested change at least eight (8) months prior to the Contractual Delivery Date for each affected Aircraft. In the

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      event CAA requirements are modified after the date of execution of the
      Purchase Agreement, Buyer shall pay any and all additional costs and expenses actually and reasonable in incurred in manufacturing the Aircraft to comply with such modified CAA requirements in accordance with Article 11(f) of the Purchase Agreement, but for costs and expenses associated with CAA mandatory ADs which are identical to FAA mandatory ADs, which shall be paid for in accordance with Article 11(e) of the Purchase Agreement.

      Embraer shall manufacture Aircraft in accordance with the requirements of the civil aeronautic authority of any other nation that has issued a type certificate for the EMB-145 LR aircraft for commercial passenger operations, subject to the conditions and limitations imposed by such authority, provided that (i) Buyer gives Embraer prior written notice of such requested change at least twelve (12) months prior to the Contractual Delivery Date for each affected Aircraft and (ii) pays any and all additional costs and expenses to Embraer associated with manufacturing such Aircraft to such requirements within five (5) days of receipt of a bill from Embraer.

4.

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.

      A. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      B. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


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6.    [*]

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.    YEAR 2000 COMPLIANT SOFTWARE

      Embraer guarantees that all software (and all upgrades and modifications thereto) Embraer supplies to Buyer pursuant to this Agreement shall be "Year 2000 Compliant" (i.e. shall be free of problems resulting from the change from year 1999 to year 2000). In the event any software is not Year 2000 Compliant at the time of delivery to Buyer, Embraer shall modify such software to be Year 2000 Compliant or Embraer shall replace such non-compliant software with software that is Year 2000 Compliant. All such modifications and replacements shall be at no cost to Buyer and shall be delivered to Buyer and installed upon Buyer's computer software as soon as is reasonably practical, but in no event later than June 30, 1999.

8.    INTENTIONALLY DELETED

9.    [*]

      [*]

10.   MISCELLANEOUS

      All terms and conditions of the Purchase Agreement that have not been specifically altered or modified hereunder shall remain in full force and effect and time is of the essence under this Agreement.

      [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]


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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira de Aeronautica S.A.    SOLITAIR CORP.

By: /s/ Frederico Fleury Curado                     By: /s/ Frederick Simon
    ---------------------------                         --------------------

Name: Frederico Fleury Curado                       Name: Frederick Simon
      -----------------------                            -------------------

Title: Executive Vice President--Commercial         Title: President
       -----------------------------------                ------------------


By: /s/ Antonio Mariso
    -------------------------

Name: Antonio Mariso
    -------------------------

Title: Executive V.P. and CFO
    -------------------------



Date: 6/17/98                                      Date: 6/17/98
     ------------------------                         ------------------------

Place: Brasil                                      Place: Greenwich, CT
     ------------------------                         ------------------------


Witness: /s/ Flavio Rimoni                          Witness: /s/ Arthur Amron
     ------------------------                         ------------------------

Name: Flavio Rimoni                                 Name: Arthur Amron
     ------------------------                         ------------------------